                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

                  This FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 8, 2004 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("COMPANY"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("COLLATERAL AGENT") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (the "CREDIT AGREEMENT"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers, Lead Lenders and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SUBSECTION 1.1.

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                           "FIRST AMENDMENT" means that certain First Amendment
                  to Debtor-In Possession Credit Agreement dated as of November 8, 2004 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

                           "FIRST AMENDMENT EFFECTIVE DATE" has the meaning
                  assigned to that term in the First Amendment.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Final Borrowing Order", "Incremental Commitment Effective Date" and "Subsequent Funding Date" contained therein in their entirety and substituting therefor the following, respectively:

                  "FINAL BORROWING ORDER" means the order (which order was entered in substantially the form of the Interim Borrowing Order, with modifications


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                  approved by Agents) entered by the Bankruptcy Court in the
                  Chapter 11 Cases on November 5, 2004 after a final hearing under Bankruptcy Rule 4001(c)(2), as the same may be amended, supplemented or otherwise modified from time to time; provided, however, that such order shall not be deemed the Final Borrowing Order for purposes of this Agreement unless
                  (i) the First Amendment Effective Date has occurred, (ii) such order has not been reversed or stayed by the Bankruptcy Court or any other court of competent jurisdiction, and (iii) such order is in full force and effect substantially in the form of the Interim Borrowing Order without amendment, supplement or other modification other than amendments, supplements or modifications made with the express written consent or joinder of Agents and Requisite Lenders and approved by the Bankruptcy Court.

                           "INCREMENTAL COMMITMENT EFFECTIVE DATE" means the
                  earliest time as of which all conditions set forth in subsection 4.2 shall have been deemed satisfied or otherwise waived in accordance with the last paragraph of such subsection; provided, however, that solely for purposes of each of the definition of "Budget", subsection 6.1(xvi) and subsection 7.1(iv), each reference to "Incremental Commitment Effective Date" shall mean the date after the First Amendment Effective Date on which the last of the conditions set forth in subsections 4.2A through 4.2K and subsection 4.2M shall have been satisfied pursuant to clause (iii) of the last paragraph of subsection 4.2.

                           "SUBSEQUENT FUNDING DATE" means the First Amendment
                  Effective Date.

         1.2 AMENDMENT TO SUBSECTION 2.3.

                  Subsection 2.3B of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

                  "Notwithstanding anything herein, in the other Loan Documents or in any other agreement between Company and Agents to the contrary, all fees previously agreed upon between Agents and Company payable on the "Incremental Commitment Date" (as defined in the letter agreement dated October 13, 2004 among Agents and Company) shall be due and payable no later than the date on which the conditions in subsections 4.2A through 4.2K and subsection 4.2M are due pursuant to clause (iii) of the last paragraph of subsection 4.2."

         1.3 AMENDMENTS TO SUBSECTION 2.10.

                  A. Subsection 2.10 of the Credit Agreement is hereby amended by inserting immediately prior to the "and" preceding clause (iii) thereof the phrase "it being understood that any retainers paid to Borrowers' professionals as of the Petition Date shall not be deemed to reduce the foregoing amount,".

                  B. Subsection 2.10 of the Credit Agreement is hereby further amended by deleting the reference to "$50,000" contained therein and substituting therefor "$75,000".




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

         1.4 AMENDMENT TO SUBSECTION 4.2.

                  Subsection 4.2 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof:

                           "Notwithstanding anything in this Agreement to the
                  contrary, (i) the Incremental Commitment Effective Date (and, except for purposes of the definition of Termination Notice, the satisfaction or waiver of the conditions set forth in subsection 4.2) shall be deemed to occur on the First Amendment Effective Date, so long as the conditions set forth in subsections 4.2A, 4.2B and 4.2L shall have been satisfied on such date; (ii) the Lenders and Lead Lenders shall be deemed to waive (subject to clause (iii) of this sentence) satisfaction of the conditions set forth in subsections 4.2C, 4.2E, 4.2F, 4.2G, 4.2H, 4.2I, 4.2J, 4.2K and 4.2M for purposes of permitting the Incremental Commitment Effective Date to occur on the First Amendment Effective Date (but not for purposes of the definition of Termination Notice); (iii) Borrowers and Lenders hereby agree that (a) Borrowers shall be required to satisfy of all the conditions set forth in subsections 4.2A through 4.2K and subsection 4.2M on a date that is after the First Amendment Effective Date but prior to the 11th day after the First Amendment Effective Date and (b) failure to satisfy such conditions as required under clause
                  (a) shall be an immediate Event of Default on such 11th day (it being understood and agreed that for purposes of this clause (iii), each reference to "Incremental Commitment Effective Date" in subsections 4.2A through 4.2K and the reference to "Closing Date" in subsection 4.2J shall be deemed to refer to the date on which all the conditions set forth in such subsections shall have been satisfied pursuant to this clause (iii)); and (iv) nothing in this paragraph shall prejudice the right of any Lead Lender to deliver the Termination Notice prior to the earlier of (A) 30 days after the entry of the Interim Borrowing Order or (B) the date on which all of the conditions set forth in clause (iii) above are satisfied in accordance with the terms therein."

         1.5 AMENDMENT TO SUBSECTION 4.3B.

                  Subsection 4.3B(vii) of the Credit Agreement is hereby amended by adding immediately after the ";" at the end thereof the following proviso:

                  "provided, that if Company has not received such notices prior to December 31, 2004 or such later date as Lead Lenders shall agree upon, solely during the 90-day period beginning on the later of such dates, this clause (vii) shall not be a condition precedent to the making of any Loan or the issuance of any Letter of Credit to the extent that after giving effect to such Loan or Letter of Credit the Total Utilization of Revolving Commitments would not exceed the Total Utilization of Revolving Commitments immediately prior to the commencement of such 90-day period;".




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         1.6 AMENDMENT TO SUBSECTION 5.15A.

                  Subsection 5.15A(i) of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following proviso:

                  "; provided, however, that upon the occurrence of the Customer Program Approval Date, with respect to such customers that have executed modified contracts with Debtors consenting to such Liens, the Liens in favor of Collateral Agent for the benefit of the Lenders shall be automatically deemed senior to any offset, recoupment or other rights asserted by such customers".

         1.7 AMENDMENT TO SUBSECTION 6.13.

                  Subsection 6.13 of the Credit Agreement is hereby amended by adding immediately after the reference to "Prepetition Scotia L/C" contained therein the phrase "and payment of any unpaid adequate protection payments due to Scotia Capital under the Borrowing Orders".

         1.8 AMENDMENT TO SUBSECTION 7.5.

                  Subsection 7.5(i) of the Credit Agreement is hereby amended by adding immediately after the ";" at the end thereof the following proviso:

                  "and provided, further, that after the Subsequent Funding Date such payments shall be permitted on account of the Prepetition Scotia L/C solely to the extent drawings made prior to the Subsequent Funding Date under the Prepetition Scotia L/C shall not have been reimbursed in full;".

         1.9 AMENDMENT TO SUBSECTION 10.23.

                  Subsection 10.23C of the Credit Agreement is hereby amended by deleting the phrase "60 days after the appointment of such committee" contained therein and substituting therefor the phrase "90 days after the date of entry by the Bankruptcy Court of the order that constitutes the Final Borrowing Order".

SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

         2.1 CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").




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         2.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this
Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

         2.3 NO CONFLICT. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

         2.4 GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

         2.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         2.8 FINAL BORROWING ORDER. The Final Borrowing Order has been entered by the Bankruptcy Court, is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction.

         2.9 NO MATERIAL ADVERSE CHANGE. There has been no material adverse change since the Petition Date in the business, assets, condition (financial or otherwise), operations, liabilities (whether contractual, environmental or otherwise), projections or prospects of Company and its Subsidiaries, taken as a whole (other than the commencement of the Chapter 11 Cases and increases in the cost of Raw Materials occurring prior to the Closing Date and except as


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disclosed prior to the Closing Date in public filings or in writing to the
Prepetition Senior Lenders or in the Credit Agreement).

SECTION 3. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective on the date (such date being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE") on which Agents shall have received duly executed copies of this Amendment from each Borrower, each Lead Lender and Requisite Lenders.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5. MISCELLANEOUS

         5.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  A. On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         5.2 FEES AND EXPENSES. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Wachtell, Lipton, Rosen & Katz) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         5.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.




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         5.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         5.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                [Remainder of this page intentionally left blank]




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWERS:

                                           INTERMET CORPORATION


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           ALEXANDER CITY CASTING COMPANY, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President

                                           CAST-MATIC CORPORATION


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           COLUMBUS FOUNDRY, L.P.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           DIVERSIFIED DIEMAKERS, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President





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

                                           GANTON TECHNOLOGIES INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           INTERMET HOLDING COMPANY


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           INTERMET ILLINOIS, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           INTERMET INTERNATIONAL, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           INTERMET U.S. HOLDING, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           IRONTON IRON, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President




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

                                           LYNCHBURG FOUNDRY COMPANY


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           NORTHERN CASTINGS CORPORATION


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           SUDBURY, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           SUDM, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           TOOL PRODUCTS, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President




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





                                           WAGNER CASTINGS COMPANY


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President


                                           WAGNER HAVANA, INC.


                                           By:  /s/ Alan J. Miller
                                                --------------------------------
                                                Name:  Alan J. Miller
                                                Title: Vice President

AGENTS AND LENDERS:



                           THE BANK OF NOVA SCOTIA,
                           as Administrative Agent and as a Lead Lender and a Lender


                           By: /s/ Ronald Dooley
                               ------------------------------------------------
                               Name:  Ronald Dooley
                               Title: Director


                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as Collateral Agent and as a Lead Lender and a Lender


                           By: /s/ Frank Fazio
                               -------------------------------------------------
                               Name:  Frank Fazio
                               Title: Director








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